SECURITY AGREEMENT
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                  This  SECURITY  AGREEMENT,  dated as of  September  29,  2000, between PROBEX FLUIDS RECOVERY, INC., a Delaware corporation ("Grantor") and PENNZOIL-QUAKER STATE COMPANY ("Secured Creditor").

                                   WITNESSETH:

                  WHEREAS, Probex Corp., a Delaware corporation ("Borrower") has executed and delivered to the Secured Creditor that certain Term Note of even date herewith (the "Note"), in partial consideration of the purchase price under that certain Asset Purchase Agreement dated as of September 6, 2000 between Grantor, Borrower and Secured Creditor (as amended, the "Purchase Agreement");

                  WHEREAS, the assets to be conveyed pursuant to the Purchase Agreement shall be conveyed to Grantor;

                  WHEREAS, the Grantor, as a direct subsidiary of the Borrower, will substantially benefit, either directly or indirectly, from the loan made to the Borrower pursuant to the Note; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Creditor to make the loan to the Borrower under the Note that the Grantor shall have executed and delivered this Security Agreement to the Secured Creditor.

                  NOW, THEREFORE, in consideration of the benefits accruing to Grantor, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby makes the following representations and warranties to the Secured Creditor and hereby covenants and agrees with the Secured Creditor as follows:

ARTICLE I

                                    INTERESTS

     1.1  Grant of Security Interests.


          (a) As security for the prompt and complete payment and performance when due of all of the Secured Obligations, Grantor does hereby collaterally assign and transfer unto the Secured Creditor, and does hereby grant to the Secured Creditor, a continuing security interest of first priority in all of the right, title and interest of Grantor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, including, without limitation, all vehicles, (v) all Marks, together with the registrations and right to all


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renewals thereof,  and the goodwill of the business of Grantor symbolized by the
Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (vii) all computer programs of Grantor and all intellectual property rights therein and all other proprietary information of Grantor, including, but
not  limited  to,  Trade  Secret  Rights,   (viii)  all  other  Goods,   General
Intangibles, Chattel Paper, Documents, Instruments and Securities Accounts, (ix) all insurance policies and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Security Agreement Collateral").

          (b) The security interests of the Secured Creditor under this Agreement extend to all Security Agreement Collateral of the kind which is the subject of this Agreement which Grantor may acquire at any time during the continuation of this Agreement.

     1.2 Power of Attorney. Grantor hereby constitutes and appoints the Secured Creditor its true and lawful attorney-in-fact, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to Grantor under or arising out of the Security Agreement Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Creditor may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1 Organization; Powers. Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     2.2 Authorization; Enforceability. The execution, delivery and performance of the Loan Documents to be entered into by Grantor are within Grantor's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by Grantor and constitutes, and each other Loan Document to which Grantor is to be a party, when executed and delivered by Grantor, will constitute, a legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     2.3 Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents by the Grantor (a) do not require any consent or approval of, registration or filing with, or any other action by, any Person or Governmental Authority, except such as have been obtained or made and are in full force



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and effect and except filings  necessary to perfect Liens created under the Loan
Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Grantor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Grantor or its assets, or give rise to a right thereunder to require any payment to be made by Grantor, and (d) will not result in the creation or imposition of any Lien on any asset of Grantor, except Liens created under the Loan Documents.

     2.4 Necessary Filings. Upon filing of financing statements in the respective offices or jurisdictions set forth in Annex A all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by Grantor to the Secured Creditor hereby in respect of the Security Agreement Collateral will have been accomplished and the security interest granted to the Secured Creditor pursuant to this Agreement in and to the Security Agreement Collateral will constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens and will be entitled to all the rights, priorities and benefits afforded by the Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

     2.5 No Liens. The Grantor is, and as to the Security Agreement Collateral acquired by it from time to time after the date hereof, Grantor will be, the owner of all Security Agreement Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person, and Grantor shall defend the Security Agreement Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Creditor.

     2.6 Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Security Agreement Collateral (other than financing statements filed in favor of the Secured Party) and Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to.

     2.7 Chief Executive Office; Records. The chief executive office of Grantor is located at the address indicated on Annex A hereto. Grantor will not move its chief executive office. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secret Rights of Grantor and the only original books of account and records of Grantor relating thereto are, and will continue to be, kept at such chief executive office. All Receivables and Contract Rights of Grantor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office location described above. Grantor shall not establish new locations for such office.

     2.8 Location of Inventory and Equipment. All Inventory and Equipment held by Grantor is located at one of the locations shown on Annex B. Grantor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transit to) one of the locations of Grantor shown on Annex B hereto.


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     2.9  Recourse.  This Agreement is  made with  full recourse to  Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of Grantor contained herein. 2.10 Trade Names; Change of Name. As of the date hereof, Grantor has nor operated in any jurisdiction under, and in the preceding 18 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed in Annex C hereto. Except as set forth on Annex C, Grantor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith misleading within the meaning of Section 9-402(7) (or any analogous provision) of the Code except those names listed on Annex B hereto.

                                  ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

     3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, Grantor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto, (a) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (b) will be the only original writings evidencing and embodying such obligation of the account debtor named therein,
(c) will evidence true and valid obligations, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability and (d) will be in compliance and will conform in all material respects with all applicable laws, including, without limitation, all federal, state and local laws. Each Contract shall be the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability and will be in compliance and will conform, in all material respects, with all applicable laws.

     3.2 Maintenance of Records. Grantor will keep and maintain, at its own cost and expense, accurate records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and Grantor will make the same available on Grantor's premises to the Secured Creditor for inspection, at Grantor's own cost and expense, at any and all reasonable times upon prior

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notice to an authorized  officer of Grantor;  provided  however,  if no Event of
Default has occurred and is then continuing, the Secured Creditor shall give Grantor prior written notice of any such inspection. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Secured Creditor, Grantor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Secured Creditor or to its representatives (copies of which evidence and books and records may be retained by Grantor). Upon the occurrence and during the continuance of an Event of Default, if the Secured Creditor so directs, Grantor shall legend, in form and manner reasonably satisfactory to the Secured Creditor, such tangible evidence of the Receivables and the Contracts, as well as books, records and documents of Grantor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Secured Creditor and that the Secured Creditor has a security interest therein.

     3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Secured Creditor so directs Grantor, to the extent permitted by applicable law, Grantor agrees (a) to cause all payments on account of the Receivables and Contracts to be made directly to the Secured Creditor (b) that the Secured Creditor may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (a), and (c) that the Secured Creditor may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as Grantor. Without notice to or assent by Grantor, the Secured Creditor shall deliver any or all such amounts to the Secured Creditor to be applied in the manner provided in Section 6.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by Grantor or the Secured Creditor, shall be borne by Grantor.

     3.4 Modification of Terms; etc. Grantor shall not rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify in any material respect any term relating to such indebtedness or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Secured Creditor, Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Secured Creditor in the Receivables or Contracts.

     3.5  Collection.  Grantor  shall  endeavor  in  accordance  with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts, services or products which are delinquent, such amounts, services or products to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by Grantor or the Secured Creditor, shall be borne by Grantor.

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     3.6  Instruments. If Grantor owns or acquires any  Instrument  constituting
Security Agreement Collateral, Grantor will within ten Business Days notify the Secured Creditor thereof, and promptly deliver such Instrument to the Secured Creditor appropriately endorsed to the order of the Secured Creditor as further security hereunder.

     3.7 Further Actions. Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Creditor from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments, Equipment, including, without limitation, vehicles, and other property or rights covered by the security interest hereby granted, as the Secured Creditor may require to give effect to the purposes of this Agreement.

                                   ARTICLE IV

             PROVISIONS CONCERNING ALL SECURITY AGREEMENT COLLATERAL

     4.1 Protection of Secured Creditor's Security. Grantor will not do anything to impair the rights of the Secured Creditor in the Security Agreement Collateral. Grantor will at all times keep its Inventory and Equipment, including vehicles, insured in favor of the Secured Creditor, at Grantor's own expense to the extent and in the manner provided in Section 5.4 of this Agreement. Upon Secured Creditor's request, all policies or certificates with respect to such insurance shall be endorsed to the Secured Creditor's satisfaction for the benefit of the Secured Creditor (including, without limitation, endorsements (x) for casualty and property policies showing losses payable to the Secured Creditor and (y) for liability policies listing the Secured Creditor as additional insured) and deposited with the Secured Creditor. If Grantor shall fail to insure its Inventory to the extent required by this Agreement, or if Grantor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Secured Creditor shall have the right (but shall be under no obligation) to procure such insurance and Grantor agrees to reimburse the Secured Creditor for all costs and expenses of procuring such insurance. Grantor assumes all liability and responsibility in connection with the Security Agreement Collateral acquired by it and the liability of Grantor to pay its Secured Obligations shall in no way be affected or diminished by reason of the fact that such Security Agreement Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to Grantor.

     4.2 Warehouse Receipts Non-Negotiable. Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Code as in effect in any relevant jurisdiction or under other relevant law).

     4.3 Further Actions. Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Creditor from time to time such lists, descriptions and designations of its Security Agreement Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Security Agreement Collateral and other

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property or rights covered by the security  interest hereby  granted,  which the
Secured Creditor deems appropriate to perfect, preserve or protect its security interest in the Security Agreement Collateral.

     4.4 Financing Statements. Grantor agrees to execute and deliver to the Secured Creditor such financing statements or other documents, including Certificates of Title, in form acceptable to the Secured Creditor, as the Secured Creditor may from time to time request or as are necessary or desirable in the opinion of the Secured Creditor to establish and maintain a valid,
enforceable,   first-priority,  perfected  security  interest  in  the  Security
Agreement Collateral as provided herein and the other rights and security contemplated hereby, all in accordance with the Code as enacted in any and all relevant jurisdictions or any other relevant law. Grantor will pay any applicable filing fees and related expenses. Grantor authorizes the Secured Creditor to file any such financing statements or other documents, including Certificates of Title, without the signature of Grantor. 4.5 Deposit Accounts. Grantor shall cooperate with the Secured Creditor in obtaining, upon request of the Secured Creditor, any control agreement the Secured Creditor deems necessary in form and substances reasonably satisfactory to the Secured Creditor with respect to any deposit accounts of Grantor.

                                   ARTICLE V

                              ADDITIONAL COVENANTS

     5.1 Existence; Conduct of Business. Grantor will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business.

     5.2 Payment of Obligations. Grantor will pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Grantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     5.3 Maintenance of Properties. Grantor will keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     5.4 Insurance. Grantor will maintain, with financially sound and reputable insurance companies insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Grantor will furnish to the Secured Creditor, upon request, information in reasonable detail as to the insurance so maintained.

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     5.5  Casualty and Condemnation.  Grantor (a) will  furnish to  the  Secured
Creditor prompt written notice of any casualty or other insured damage to any material portion of any of its property or assets or the commencement of any action or proceeding for the taking of any of its property or assets or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are promptly collected and applied to the Note.

     5.6 Books and Records; Inspection and Audit Right. (a) Grantor will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Grantor will permit any representatives designated by the Secured Creditor, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          (b) Grantor will permit any representatives designated by the Secured Creditor (including any consultants, accountants, lawyers and appraisers retained by the Secured Creditor) to conduct evaluations and appraisals of the Grantor's assets, all at such reasonable times and as often as reasonably requested. Grantor shall pay the reasonable fees and expenses of any representatives retained by the Secured Creditor to conduct any such evaluation or appraisal

     5.7 Compliance with Laws. Grantor will comply with all laws, rules, regu-lations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     5.8 Indebtedness; Certain Equity Securities. (a) Grantor will not create, incur, assume or permit to exist any Indebtedness (other than the Secured Obligations).

          (b) Grantor will not issue any preferred stock or other preferred equity interests.

     5.9 Liens. Grantor will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except for Liens created by the Loan Documents.

     5.10 Fundamental Changes. (a) Grantor will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve;

          (b) Grantor will not engage to any material extent in any business other than businesses of the type conducted by Grantor on the date of execution of this Agreement and businesses reasonably related thereto.

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     5.11 Investments, Loans, Advances, Guarantees and  Acquisitions.  Except as
contemplated by the Purchase Agreement and investments in Permitted Investments, Grantor will not purchase, hold or acquire any equity interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit. Grantor shall not form or acquire any subsidiary.

     5.12 Asset Sales. Grantor will not sell, transfer, lease or otherwise dispose of any asset, including any equity interest owned by it, except sales of inventory and used or surplus equipment in the ordinary course of business.

     5.13 Sale and Leaseback Transactions. Grantor will not enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

     5.14 Restricted Payments; Certain Payments of Indebtedness. (a) Grantor will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so,

          (b) Grantor will not make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness (other than the Secured Obligations), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (other than the Secured Obligations).

     5.15 Transactions with Affiliates. Grantor will not sell, lease or other-wise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to Grantor than could be obtained on an arm's-length basis from unrelated third parties.

     5.16 Liens Upon Additional Property. Upon the request of Secured Creditor, Grantor agrees to execute and deliver to Secured Creditor such other documents, including deeds of trust and mortgages, as Secured Creditor may from time to time request to establish and maintain a valid, enforceable, first-priority perfected security interest in any property or asset of Grantor, including all real property interests now or hereafter owed or leased by Grantor. All such property shall at such time become additional "Security Agreement Collateral" hereunder.

                                   ARTICLE VI

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     6.1 Remedies, Obtaining the Security Agreement Collateral Upon Default. Grantor agrees that, if any Event of Default shall have occurred, then and in every such case, the Secured Creditor, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Code in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately take possession of the Security Agreement Collateral or any part thereof, from Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon Grantor's premises where any of the Security Agreement Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Grantor;

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Security Agreement Collateral to make any payment required by the terms of such agreement or instrument directly to the Secured Creditor;

          (c) withdraw all monies, securities and other instruments in the deposit for application to the Secured Obligations;

          (d) sell, assign or otherwise liquidate, or direct Grantor to sell, assign or otherwise liquidate, any or all of the Security Agreement Collateral or any part thereof in accordance with Section 6.2 and take possession of the proceeds of any such sale or liquidation;

          (e) take possession of the Security Agreement Collateral, or any part thereof, by directing Grantor in writing to deliver the same to the Secured Creditor at any place or places designated by the Secured Creditor, in which event Grantor shall at its own expense:

               (i) forthwith cause the same to be moved or delivered to the place or places so designated by the Secured Creditor,

               (ii) store  and  keep  any   Security  Agreement   Collateral  so
delivered to the Secured Creditor at such place or places pending further action by the Secured Creditor as provided in Section 6.2, and

               (iii) while the Security Agreement Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain it in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Security Agreement Collateral for such term and on such conditions and in such manner as the Secured Creditor shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Marks, Patents or Copyrights);

it being understood that Grantor's obligation to so deliver the Security Agreement Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Creditor shall be entitled to a decree requiring specific performance by Grantor of said obligation.

     6.2 Remedies, Disposition of the Security Agreement Collateral. Upon the occurrence of an Event of Default, any Security Agreement Collateral repossessed by the Secured Creditor under or pursuant to Section 6.1 and any other Security Agreement Collateral whether or not so repossessed by the Secured Creditor may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Creditor may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Security Agreement Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Creditor or after any overhaul or repair (at the expense of the Grantor) which the Secured Creditor shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor and shall be subject, for the 10 days after the receipt of such notice, to the right of the Grantor or any nominee of Grantor to acquire the Security Agreement Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale. To the extent permitted by any such requirement of law, the Secured Creditor, may bid for and become the purchaser of the Security Agreement Collateral or any item thereof offered for sale in accordance with this Section 6.2 without accountability to the Grantor. If, under mandatory requirements of applicable law, the Secured Creditor shall be required to make disposition of the Security Agreement Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Secured Creditor need give Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Security Agreement Collateral valid and binding and in compliance with all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Grantor's expense.

     6.3  WAIVER OF CLAIMS.  EXCEPT AS OTHERWISE  PROVIDED  IN  THIS  AGREEMENT,
GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED CREDITOR'S TAKING POSSESSION OR THE SECURED CREDITOR'S DISPOSITION OF ANY OF THE SECURITY AGREEMENT COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY

PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND GRANTOR HEREBY FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Creditor's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Creditor's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Security Agreement Collateral or any portion thereof, and Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Security Agreement Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against Grantor and against any and all Persons claiming or attempting to claim the Security Agreement Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Grantor.

     6.4  Application of Proceeds.

          (a) All monies collected by the Secured Creditor upon any sale or other disposition of the Security Agreement Collateral, together with all other monies received by the Secured Creditor hereunder, shall be applied as follows:

               (i) first, to the payment of all Secured Obligations owing to the Secured Creditor of the type described in clauses (d) and (e) of the definition of "Secured Obligations" contained in Article VIII hereof;

               (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Secured Obligations shall be paid to the Secured Creditors; and

          (b) third, to the extent proceeds remain after the application pur-suant to the preceding clauses (i) and (ii), inclusive, and following the termination of this Agreement, to the Grantor or to whomever may be lawfully entitled to receive such surplus.

     6.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Secured Creditor shall be in addition to every other right, power and remedy specifically given under this Agreement, and the other

Loan Documents now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Creditor. All such rights, powers and remedies shall be cumulative, and the exercise or the commencement of the exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Secured Creditor in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations and no course of dealing between Grantor and the Secured Creditor or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Secured Creditor shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Creditor may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     6.6 Discontinuance of Proceedings. In case the Secured Creditor shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Creditor, then and in every such case the Grantor, the Secured Creditor and the holders of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Security Agreement Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Creditor shall continue as if no such proceeding had been instituted.

     6.7 Louisiana Remedies. The provisions of this Section 6.7 shall, without limiting the generality of any other provision of this Agreement, be applicable in the event any foreclosure shall take place in Louisiana on any Security Agreement Collateral or, in connection with any foreclosure hereunder, Louisiana law shall otherwise be applicable. The Secured Creditor, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests hereunder granted and sell the Security Agreement Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of Louisiana executory process procedures, Grantor does hereby acknowledge the Secured Obligations and confess judgment in favor of the Secured Creditor for the full amount of the Secured Obligations. Grantor does by these presents consent and agree that upon the occurrence of an Event of Default it shall be lawful for the Secured Creditor to cause all and singular the Security Agreement Collateral to be seized and sold under executory or ordinary process, at the Secured Creditor's sole option, without appraisement, appraisement being hereby expressly waived, in one lot as an entirety or in separate parcels or portions as the Secured Creditor may determine, to the highest bidder, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. Grantor hereby waives: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days delay provided by Louisiana Code of

Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above. In the event the Security Agreement Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, Grantor and the Secured Creditor agree that the court issuing any such order shall, if petitioned for by the Secured Creditor, direct the applicable sheriff to appoint as a keeper of the Security Agreement Collateral, the Secured Creditor or any agent designated by the Secured Creditor or any person named by the Secured Creditor at the times such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136-9:5140.2 and the Secured Creditor shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to receive reasonable compensation, in addition to its reasonable costs and expenses incurred in the administration or preservation of the Security Agreement Collateral. The designation of keeper made herein shall not be deemed to require the Secured Creditor to provoke the appointment of such a keeper.

                                  ARTICLE VII

                                    INDEMNITY

     7.1  Indemnity.

          (a) Grantor agrees to indemnify, reimburse and hold the Secured Creditor, and its successors, assigns, employees, agents and servants
(hereinafter in this Section 7.1, referred to individually as an "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 7.1, the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other Loan Document, or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder or in any way relating to or arising out of the ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Pledged Collateral, the Security Agreement Collateral or any other property or asset of Grantor or Borrower (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent
(i) caused by the gross  negligence or willful  misconduct of any  Indemnitee or
(ii) Secured Creditor has expressly agreed to indemnify Borrower or Grantor under the Purchase Agreement. Grantor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, suit or judgment, Grantor shall assume full responsibility for the defense thereof.

          (b) Without limiting the application of Section 7.1(a), Grantor agrees to pay, or reimburse the Secured Creditor for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Secured Creditor's Liens on, and security interest in, the Pledged Collateral and the Security Agreement Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Pledged Collateral and the Security Agreement Collateral, premiums for insurance with respect to the Pledged Collateral and the Security Agreement Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Pledged Collateral and the Security Agreement Collateral and the Secured Creditor's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Pledged Collateral and the Security Agreement Collateral.

          (c) Without limiting the application of Section 7.1(a) or (b), Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Grantor or Borrower in this Agreement, any other Loan Document, or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document.

          (d)  If and to the extent that  the obligations of  Grantor under this
Section 7.1 are unenforceable for any reason, Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     7.2 Indemnity Obligations Secured by Security Agreement Collateral; Survival. Any amounts paid by any Indemnitee, as to which such Indemnitee has the right to reimbursement, shall constitute Secured Obligations secured by the Security Agreement Collateral. The indemnity obligations of Grantor contained in this Article VII shall continue in full force and effect notwithstanding the full payment of all the Loans incurred under the Note and the payment of all other Secured Obligations and notwithstanding the discharge thereof.

                                  ARTICLE VIII

                                   DEFINITIONS

          (a) Defined Terms. The following terms have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Agreement" means this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Certificate of Title" means any written instrument which may be issued solely by and under the authority of any jurisdiction for any vehicle which is required by such jurisdiction to be licensed or registered.

                  "Chattel Paper" has the meaning provided in the Code.

                  "Closing Date" means September 29, 2000.

                  "Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas, including without limitation, the Uniform Commercial Code as amended by Revised Article 9, provided that if by reason of mandatory provisions of law, the creation and/or perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, the term "Code" shall also mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction (including without limitation, the Uniform Commercial Code as amended by Revised
Article 9) for purposes of the provisions hereof relating to such creation, perfection or effect of perfection or non-perfection.

                  "Contract Rights" means all rights of Grantor (including, without limitation, all rights to payment) under each Contract.

                  "Contracts" means all contracts between Grantor and one or more additional parties.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Copyrights" means any United States copyright which Grantor now or hereafter has title, including any registration of any copyright in the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by Grantor.

                  "Documents" has the meaning provided in the Code.

                  "Equipment" means any "equipment," as such term is defined in the Code, now or hereafter owned by Grantor and, in any event, shall include, but shall not be limited to, all Vehicles, machinery, equipment, furnishings and movable trade fixtures now or hereafter owned by Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" means any Event of Default under, and as defined in, the Note.

                  "General Intangibles" has the meaning provided in the Code and shall in any event include all of the Grantor's Contract Rights and all Contracts.

                  "Goods" has the meaning provided in the Code.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Grantor" has the meaning provided in the first paragraph of this Agreement.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnitee" has the meaning provided in Section 7.1 of this Agreement.

                  "Instrument" has the meaning provided in Article 9 of the Code.

                  "Inventory" means merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Creditor from Grantor's customers, and shall specifically include all "inventory" as such term is defined in the Code, now or hereafter owned by Grantor.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, the Note and the Pledge Agreement.

                  "Marks" means any trademarks and service marks now held or hereafter acquired by Grantor which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by Grantor in the United States and trade dress, including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, assets, operations, prospects or condition, financial or otherwise, of Grantor or the Borrower, (b) the ability of the Grantor or the Borrower to perform any of its obligations under any Loan Document or the Purchase Agreement or (c) the rights of or benefits available to the Secured Creditor under any Loan Document or the Purchase Agreement.

                  "Note" has the meaning set forth in the first WHEREAS clause of this Agreement.

                  "Patent" means any United States patent to which Grantor now or hereafter has title, including any divisions, continuations, reissues, reexaminations, extensions and renewals thereof, as well as any application for a United States patent now or hereafter made by an Assignor.

                  "Permitted Encumbrances" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with the Loan Documents;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with the Loan Documents;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Probex Corp. or any Subsidiary;

          (f) lien on Optima 2000DV, Serial No. 3012 and on HP6890;

          (g) capital leases existing as of the date hereof on phone systems, computer systems and furniture of the Borrower; and

          (h) lease of vehicles transferred pursuant to Purchase Agreement, existing as of the date hereof and any renewals thereof;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Permitted Investments" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above.

                  "Person"  means  any  natural  person,  corporation,   limited
liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Pledge Agreement" means that certain Pledge Agreement of even date herewith between Borrower and Secured Creditor, as the same may be amended from time to time.

                  "Proceeds" has the meaning provided in the Code or under other relevant law and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Creditor or Grantor from time to time with respect to any of the

Security Agreement Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Security Agreement Collateral by any Governmental Authority (or any person acting under color of Governmental Authority); and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Security Agreement Collateral.

                  "Receivables" means any "account" as such term is defined in the Code, now or hereafter owned by Grantor and, in any event, shall include, but shall not be limited to, all of Grantor's rights to payment for goods sold or leased or services performed by Grantor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by Grantor to secure the foregoing; (b) all of Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto; (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith;
(e) all books, records, ledger cards, and invoices relating thereto; (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers; (g) all credit information, reports and memoranda relating thereto; and (h) all other writings related in any way to the foregoing.

                  "Restricted Payment" means, as to any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests in such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any equity interests in such Person or any option, warrant or other right to acquire any such equity interests in such Person.

                  "Revised Article 9" means the uniform revision of Article 9 of the Uniform Commercial Code, with new provisions added to other Articles of the Uniform Commercial Code contemplated by such revision, all as approved in 1999 by The American Law Institute and by the National Conference of Commissioners on Uniform State Laws.

                  "Secured Creditor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Secured Obligations" means (a) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, including, without limitation, principal, interest, premiums, fees, expenses, costs of collection, and indemnity payments (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of Grantor and Borrower, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which Grantor and/or Borrower is a party and the due performance and compliance by Grantor and Borrower with the terms of each such Loan Document;
(b) any and all sums advanced by the Secured Creditor in order to preserve the Security Agreement Collateral or the Pledged Collateral or preserve its security interest in the Security Agreement Collateral or in any collateral pledged under any other Security Document; (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Grantor and/or Borrower referred to in clauses (a) and (b), the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Security Agreement Collateral or of any collateral pledged under any other Security Document, or of any exercise by the Secured Creditor of its rights hereunder or thereunder, together with reasonable attorneys' fees and court costs; and (d) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 7.1 of this Agreement or under any other Loan Document.

                  "Security Documents" means the Pledge Agreement and this Agreement.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         (b) Code Terms. Grantor acknowledges and agrees that all terms used herein to describe the Security Agreement Collateral which are defined in the Code shall have the meanings stated in the Code. Grantor further acknowledges and agrees that in applying the law of any jurisdiction that has now or hereafter enacted all or substantially all of Revised Article 9, the Code terms used herein to describe the Security Agreement Collateral shall also have the meanings given those terms under Revised Article 9, it being the agreement and intention of Grantor in each instance that such collateral be included in the Security Agreement Collateral description, whether prior to or after the effectiveness of Revised Article 9 in such jurisdiction.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 Notices, Etc. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:
                                     21

                    (a) if to Grantor, at:

                                    Probex Fluids Recovery, Inc.
                                    One Galleria Tower
                                    13355 Noel Road, Suite 1200
                                    Dallas, Texas 75240
                                    Attention:  Chief Financial Officer
                                    Tel:  (972) 788-4772
                                    Fax:  (972) 466-1556

                    (b) if to the Secured Creditor, at:

                                    Pennzoil-Quaker State Company
                                    700 Milam
                                    Houston, TX 77002
                                    Attention:  Laurie Stewart
                                    Tel:  (713) 546-6236
                                    Fax:  (713) 546-6040

9.2 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied except as executed in writing by Secured Creditor. No delay on the part of the Secured Creditor in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Creditor to any other or further action in any circumstances without notice or demand.

9.3 Obligations Absolute. The obligations of Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) the lack of validity and enforceability of the Note or any of the other Loan Documents; (b) any change in the time, manner or place of payment of, or in any other term of, any of the Secured Obligations or any other amendment or waiver or any consent to any departure from the Note or any of the other Loan Documents; (c) any exchange, release or nonperfection of any of the Security Agreement Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or (d) any other circumstance which might otherwise constitute a defense available to, or discharge of, Grantor or any other Person that is a party to any Loan Document in respect of the Secured Obligations. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Grantor or the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. All payments hereunder will be paid without set-off or counterclaim and in immediately available funds and in United States Dollars.

9.4 Successors and Assigns. This Agreement shall be binding upon Grantor and its successors and assigns and shall inure to the benefit of the Secured Creditor and its successors and assigns, provided that Grantor may not transfer or assign any or all of its rights or obligations hereunder. All agreements, statements, representations and warranties made by Grantor herein or in any certificate or other instrument delivered by Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, and the other Loan Documents, regardless of any investigation made by the Secured Creditor or on its behalf.

9.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

9.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.7 Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Grantor shall remain liable to perform all of the obligations assumed by it with respect to the Security Agreement Collateral, and the Secured Creditor shall not have any obligations or liabilities with respect to any Security Agreement Collateral by reason of or arising out of this Agreement, nor shall the Secured Creditor be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or with respect to any Security Agreement Collateral.

9.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

9.9  Governing  Law.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

9.10 Waivers.

     (a) GRANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (I) NOTICE OF ACCEPTANCE OF THIS AGREEMENT; (II) ANY RIGHT TO REVOKE OR OTHERWISE TERMINATE THIS AGREEMENT; (III) NOTICE OF DEMAND FOR PAYMENT, PRESENTMENT, PROTEST, NOTICE OF DISHONOR OR NONPAYMENT; (IV) NOTICE OF DEFAULT; (V) NOTICE OF ALL OTHER DEMANDS AND NOTICES TO WHICH GRANTOR MIGHT OTHERWISE BE ENTITLED, AND

(VI) ANY NECESSITY, WHETHER SUBSTANTIVE OR PROCEDURAL, THAT JUDGMENT PREVIOUSLY BE RENDERED AGAINST BORROWER OR ANY OTHER PERSON OR ENTITY, OR THE GRANTOR OR BORROWER OR ANY OTHER PERSON OR ENTITY BE JOINED IN SUCH CAUSE, OR THAT A SEPARATE ACTION BE BROUGHT AGAINST GRANTOR OR BORROWER OR ANY OTHER PERSON OR ENTITY.

     (b) GRANTOR AND SECURED CREDITOR HEREBY EXPRESSLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS THAT ANY OF THEM MAY HAVE TO TRIAL BY JURY (I) IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND GRANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND SECURED CREDITOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SUBSECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GRANTOR TO THE WAIVER OF GRANTOR'S RIGHT TO TRIAL BY JURY.

     (c) TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED HEREIN, GRANTOR EXPRESSLY WAIVES ALL DEFENSES BASED ON SURETYSHIP OR IMPAIRMENT OF COLLATERAL.

     (d) GRANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS AND AGREEMENTS SET FORTH IN SUBSECTIONS (a), (b) AND (c) ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS, AND THAT THESE WAIVERS CONSTITUTE A MATERIAL INDUCEMENT FOR SECURED CREDITOR TO ENTER INTO THE NOTE AND MAKE THE LOAN. GRANTOR FURTHER ACKNOWLEDGES THAT SECURED CREDITOR HAS NOT AGREED WITH OR REPRESENTED TO GRANTOR OR ANY OTHER PERSON THAT THE PROVISIONS OF SUBSECTIONS (a), (b) AND (c) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

9.11 Submission to Jurisdiction; Waivers. Grantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the district courts of Harris County, Texas, and of the United States District Court of the Southern District of Texas (Houston Division), and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Grantor at its address referred to in Section 9.1 or at such other address of which the Secured Creditor shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this
Section 9.11 any special, exemplary, punitive or consequential damages.

9.12     Acknowledgments.  Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; and

     (b) the Secured Creditor has no fiduciary relationship with or duty to Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Secured Creditor, on one hand, and the Grantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                                   PROBEX FLUIDS RECOVERY, INC.



                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________



                                                   PENNZOIL-QUAKER STATE COMPANY





                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                                                         ANNEX A

                       SCHEDULE OF CHIEF EXECUTIVE OFFICE
                           AND OTHER RECORD LOCATIONS


Probex Fluids Recovery, Inc.
One Galleria Tower
13355 Noel Road, Suite 1200
Dallas, TX 75240
Attn:    Chief Financial Officer
Tel.:    (972) 788-4772
Fax:     (972) 466-1556


Petroleum Products, Inc.
628 Keen Street
Zanesville, Ohio 43701


Location of Assets of SES as noted on Annex I attached to the First Amendment to Asset Purchase Agreement, dated September 29, 2000

                                                                         ANNEX B

                        SCHEDULE OF INVENTORY, EQUIPMENT
                          AND TITLED VEHICLE LOCATIONS

                                 Same as Annex I

                                                                         ANNEX C

                          SCHEDULE OF TRADE, FICTITIOUS
                                 AND OTHER NAMES

                                      None






























                                      I-1